EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

Pursuant  to  section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Payment Data Systems, Inc., a Nevada corporation (the
"Company"),  does  hereby  certify,  to  such  officer's  knowledge,  that:

The Quarterly Report on Form 10-QSB for the quarter ended March 31, 2006 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 12, 2006

     By: /s/ Michael R. Long
         -------------------
     Michael R. Long
     Chief Executive Officer
     and Chief Financial Officer

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